THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                        Supplement Dated August 18, 1998
                                       To
                             EQUI-VEST(R) PROSPECTUS

                                Dated May 1, 1998

                           EQUI-VEST(R) TSA CONTRACTS
                           (SERIES 100 AND SERIES 200)
     OFFERED TO CERTAIN PUBLIC SCHOOL EMPLOYEES WITHIN THE STATE OF INDIANA

This Supplement adds to and modifies certain information contained in the prospectus dated May 1, 1998 ("PROSPECTUS") for EQUI-VEST(R) PERSONAL RETIREMENT PROGRAMS AND EMPLOYER-SPONSORED RETIREMENT PROGRAMS offered by Equitable Life. Equitable Life will offer its EQUI-VEST(R) Series 100 and Series 200 TSA
Contracts, as described below ("MODIFIED TSA CONTRACTS"), to certain participants in plans that meet the requirements of Internal Revenue Code
Section 403(b) (referred to as "Section 403(b) Plans") sponsored by a public education institution described in Section 403(b)(1)(A)(ii) of the Code within the State of Indiana ("EMPLOYER"). Modified TSA Contracts will be available only when an Employer makes contributions to a Section 403(b) Plan, whether in addition to, or instead of, employee salary reduction or elective deferred contributions, as applicable, and has entered into an agreement with Equitable Life that permits Equitable Life to offer to you Modified TSA Contracts as a funding vehicle for your Employer's Section 403(b) Plan ("MODIFIED TSA AGREEMENT"). Capitalized terms not otherwise defined in this Supplement have the same meaning as in the Prospectus.

MODIFIED TSA AGREEMENTS AND CONTRACTS: EXCEPTIONS TO CONTINGENT WITHDRAWAL CHARGE. Modified TSA Contracts are offered to participants on the same basis and under the same terms and conditions described in the Prospectus as applicable to the EQUI-VEST(R) TSA Series 100 and Series 200 Contracts, except for certain material differences described in this Supplement.

Your Employer may notify us of its termination of a Modified TSA Agreement during the seven-day period ("EMPLOYER WINDOW PERIOD") starting on the fifth anniversary of the initial Modified TSA Contract purchased pursuant to a Modified TSA Agreement. If your Employer terminates its Modified TSA Agreement during an Employer Window Period, then you will have a 30-day period ("ANNUITANT WINDOW PERIOD"), starting on the first business day after the end of an Employer Window Period, during which to

                      FOR USE ONLY IN THE STATE OF INDIANA


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notify our Processing  Office, in writing,  whether you desire to terminate your
Modified TSA Contract and transfer your Modified TSA Contract's Annuity Account Value to a successor funding vehicle without a contingent withdrawal charge being applied.

The Prospectus section entitled "How the Contingent Withdrawal Charge is Applied for Series 100 and 200 Traditional IRA, Roth IRA, SEP, SIMPLE IRA, TSA, EDC and Annuitant-Owned HR-10 Contracts" in "Part 7: Deductions and Charges" has been revised to add the following waiver:

No charge will be applied to any amount withdrawn from your Modified TSA Contract if:

o your Employer terminates its Modified TSA Agreement with us; and within the 30-day Annuitant Window Period, you choose to transfer the Annuity Account Value under your Modified TSA Contract to a successor funding vehicle.

Your opportunity to transfer your Annuity Account Value without paying a contingent withdrawal charge is wholly dependent upon your Employer providing you with timely notice of the termination of its Modified TSA Agreement with us and notifying you of the Annuitant Window Period. EQUITABLE LIFE IS NOT OBLIGATED TO PROVIDE YOU WITH INFORMATION RELATING TO YOUR EMPLOYER'S DECISION TO TERMINATE ITS MODIFIED TSA AGREEMENT.

You are not required to make such a transfer and you may decide to continue your Modified TSA Contract even if your Employer terminates its Modified TSA Agreement.

GUARANTEED INTEREST ACCOUNT RATES. Until the start of the Employer Window Period all Modified TSA Contracts held by Annuitants of one Employer ("UNIT") will be credited with a current rate of interest in the Guaranteed Interest Account ("GIA") up to 0.50% lower than the current rate for all other EQUI-VEST(R) Series 100 and Series 200 TSA Contracts purchased on the same date and not purchased pursuant to a Modified TSA Agreement or other modified service agreement Equitable has with an Employer. Equitable Life reserves the right to apply different interest percentage rates to Units, at its discretion, based upon variances in Unit experience, expenses and other factors. The current GIA rate credited under Modified TSA Contracts, however, will never be lower than the minimum guaranteed rates under all EQUI-VEST(R) Series 100 and Series 200 TSA Contracts. See "Part 4: The Guaranteed Interest Account" in the Prospectus.

Once the Employer Window Period begins, the GIA rates for any Modified TSA Contract within a Unit will be the same as the rates in effect for all other EQUI-VEST(R) Series 100 and Series 200 TSA Contracts purchased on the same date and not purchased pursuant to a Modified TSA Agreement or other modified service agreement Equitable has with an Employer.

                      FOR USE ONLY IN THE STATE OF INDIANA


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ANNUAL  ADMINISTRATIVE  CHARGE. The annual  administrative charge under Modified
TSA Contracts may be reduced or waived when participant services are performed at a modified or minimum level under a Modified TSA Agreement. This annual administrative charge may continue to be reduced or waived even if your Employer terminates its Modified TSA Agreement with us. Any reduction or waiver to an annual administrative charge will not be unfairly discriminatory. See "Part 7:
Deductions and Charges" in the Prospectus.

                      FOR USE ONLY IN THE STATE OF INDIANA





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